UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

The Allstate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2014. Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2014 Date: May 20, 2014 Time: 11:00 a.m. Location: THE ALLSTATE CORPORATION Allstate Corporation 3100 Sanders Road Northbrook, IL 60062 Meeting Directions: Please go to allstate.com or call 800-416-8803 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.proxyvote.com. If you do not have access to the Internet you can register by phone at 1-888-247-6053. THE ALLSTATE CORPORATION C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945 M66308-P47644 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of 2014 Annual Meeting, Proxy Statement and 2013 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR code below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2014 to facilitate timely delivery. w SCAN TO VIEW MATERIALS & VOTE How To Vote M66309-P47644 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote “FOR” all nominees for Director. 1. Election of Directors Nominees: 1a. F. Duane Ackerman The Board of Directors recommends you vote “FOR” Proposals 2, 3 and 4. 1b. Robert D. Beyer 2. Advisory vote to approve the executive compensation of the named executive officers. 1c. Kermit R. Crawford 1d. Jack M. Greenberg 3. Approve the Annual Executive Incentive Plan material terms. 1e. Herbert L. Henkel 4. Ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2014. 1f. Siddharth N. Mehta The Board of Directors recommends you vote “AGAINST” Proposals 5, 6 and 7. 1g. Andrea Redmond 5. Stockholder proposal on equity retention by senior executives. 1h. John W. Rowe 6. Stockholder proposal on reporting lobbying expenditures. 1i. Judith A. Sprieser M66310-P47644 7. Stockholder proposal on reporting political expenditures. 1j. Mary Alice Taylor 1k. Thomas J. Wilson

M66311-P47644

Commencing on April 8, 2014, The Allstate Corporation sent the following communication to certain stockholders. Subject: Vote now on Allstate’s annual meeting proposals Vote now on Allstate’s annual meeting proposals Critical voting deadlines: May 13 and May 19, 2014 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 20, 2014 This notice has been sent on behalf of the Allstate Corporation. It provides voting instructions and deadlines to vote the shares of Allstate stock you may hold, regarding the proposals listed, at Allstate’s annual meeting to be held on May 20, 2014 at 11:00 am at 3100 Sanders Road, Northbrook, IL 60062. All votes are confidential and managed by an outside firm to maintain your confidentiality. How to vote 1. Enter your voting instructions and view the proxy material by clicking the link below or visiting www.proxyvote.com if the link below does not work. VOTE 2. To vote, you will need your unique 12-digit control number shown below. CONTROL NUMBER: 012345678954 Holder as of: March 21, 2014 3. Each email you receive contains a unique control number to vote, so if you receive more than one email, you should follow the instructions in each one separately and not delete any. Proposals and Board Recommendations The Board of Directors recommends stockholders vote FOR the following proposals: 1. Election of 11 directors 2. Say-on-pay: Advisory vote on the executive compensation of the named executives 3. Approval of the material terms of the Annual Executive Incentive Plan 4. Ratification of auditors: Ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2014 The Board of Directors recommends stockholders vote AGAINST the following proposals: 5. Stockholder proposal on equity retention by senior executives 6. Stockholder proposal on reporting lobbying expenditures 7. Stockholder proposal on reporting political expenditures

Critical deadlines to submit your vote If you participate in the Allstate 401(k) Savings Plan, you must submit your vote instructions by 11:59 p.m. (ET) on May 13, 2014, for the Allstate shares credited to your account, to allow the trustee time to receive your voting instructions and vote on behalf of the plan. The deadline to vote shares in all other accounts is 11:59 p.m. (ET) on May 19, 2014. Proxy materials available to view Notice of 2014 Annual Meeting and Proxy Statement, including proposals up for vote Allstate’s 2013 Annual Report Additional materials filed with the SEC Why you are receiving this notice by email: You elected to receive shareholder communications and submit voting instructions via the Internet. This email notification contains information specific to your Allstate holdings(s). This is not a ballot. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com. This email represents all shares registered in your name. If you hold shares through a bank or broker, you will receive a separate email or mailing for the shares held in that account(s). You also have the right to request and receive a paper copy of these stockholder communications free of charge. Click here to cancel or change your enrollment profile, call 1-800-579-1639, or send your control number via email to sendmaterial@proxyvote.com. Requests should be made on or before May 7, 2014 to facilitate timely delivery. Unable to view the documents in this email? You may need to download Adobe Acrobat Reader. There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder. Please do not send any email to ID@ProxyVote.com. Please REPLY to this email with any comments or questions about proxyvote. (Include the original text and subject line of this message for identification purposes.) AOL users, please highlight the entire message before clicking the “reply” button.

Commencing on April 8, 2014, The Allstate Corporation made the following intranet webpage available to employees.

Employee Stockholders’ Guide to Voting on Annual Meeting Proposals

Every year at Allstate’s annual meeting, stockholders vote on important matters. Most of the voting takes place before the meeting, through proxy voting. Voting by proxy allows stockholders to vote on issues that will be considered at the meeting, without actually attending.

Every vote matters. All stockholders – including employees – are encouraged to voice their opinion by voting their shares.

Voting by proxy begins April 7 and continues until 11:59 p.m. ET on May 19 (or May 13 for shares held through the Allstate 401(k) Savings Plan), in advance of the annual meeting on May 20.

The annual voting process may seem confusing at first, but Allstate provides several resources to help employee stockholders understand the issues up for vote and feel comfortable with the voting process.

Resources

▪                  Explanation of 2014 proposals: Find out more about the matters up for vote this year, in clear, simple terms.

▪                  Frequently Asked Questions: Learn more about the importance of voting and how the process works. If you have a question that remains unanswered, email Employee Stockholder Education.

▪                  2013 Annual Report, Notice of 2014 Annual Meeting and Proxy Statement: Each year, Allstate provides an annual report about the previous year, and includes a notice of meeting and a proxy statement with information to help stockholders make informed voting decisions. The proxy statement includes detailed information about the proposals that are up for vote this year. The company filed the 2014 Proxy Statement with the Securities and Exchange Commission and provided it to stockholders on April 7.

How to Vote

Employee stockholders who have not opted to receive materials in paper form will begin receiving the email on April 8 with a link and instructions to vote electronically. The email will have the subject line “Vote now on Allstate's annual meeting proposals” and will be sent by The Allstate Corporation.

If you own shares of Allstate stock through other accounts, proxy materials will be sent to you either electronically or through postal mail, based on preferences on file with the firm/broker.

In either case, you may vote by following the instructions in the materials you receive.

Commencing on April 8, 2014, The Allstate Corporation made the following intranet webpage available to employees.

Frequently Asked Questions

Employee Stockholders’ Guide to Voting on Annual Meeting Proposals

What is proxy voting?

Voting by proxy allows stockholders to voice their opinion on important vote issues that will be considered at Allstate’s annual stockholder meeting, without having to attend the meeting. Stockholders can vote in advance on the matters to be considered at the meeting.

Why are stockholders’ votes gathered this way?

Voting by proxy is a common practice among publicly traded companies, because it allows stockholders to express their opinion without having to attend the company’s annual meeting. Typically, few stockholders attend a company’s annual meeting in person. Widely held companies like Allstate have stockholders around the world; voting by proxy is a more convenient way to vote shares on proposals.

Why do stockholders have a vote?

When someone has an investment interest in Allstate or another company’s stock, they have a financial stake in its success. Our annual stockholder meeting and vote give stockholders an important opportunity to voice their opinion on the election of the board of directors and other governance matters.

Through the annual meeting process, employee stockholders have an opportunity to influence the company’s corporate governance by voting their shares, just as they help to drive Allstate’s success through the work they do every day.

Why is Allstate encouraging me to vote?

Every vote matters, including those of our employee stockholders. All stockholders – including employees – are encouraged to vote.

Why is Allstate providing more information about the annual meeting and vote?

It is important for employee stockholders to understand the issues and add their voice to the dialogue. The proxy vote process and issues up for vote can be confusing, and we don’t want that to discourage employee stockholders from participating. As with any significant decision, it is important to gather the facts and feel comfortable with the process.

To help, Allstate offers tools that outline the annual proxy vote process and provide more information about the issues in clear, simple language. These resources are meant to help employees feel comfortable with the voting process and issues up for vote.

What issues are up for vote in 2014?

Allstate stockholders will be asked to vote on some important governance items, including the re-election of the board of directors. More information is available in the Notice of 2014 Annual Meeting and Proxy Statement.

1.             Election of directors

2.             Say-on-pay — advisory vote on the executive compensation of the named executive officers

3.             Approval of material terms of annual executive incentive plan — vote to approve the Annual Executive Incentive Plan

4.             Ratification of auditors — ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2014

5.             Stockholder proposal — stockholder proposal on equity retention by senior executives

6.             Stockholder proposal — stockholder proposal on reporting lobbying expenditures

7.             Stockholder proposal — stockholder proposal on reporting political expenditures

How can I vote?

Employees who own shares of Allstate stock will receive a notice that the proxy materials and voting instructions are available. Most of these employee stockholders will begin receiving it by email from The

Allstate Corporation on April 8, with the subject line “Vote now on Allstate's annual meeting proposals,” while others will receive the email from their broker. Some employees may receive materials by postal mail if they previously selected this delivery option.

In either case, stockholders may vote by following the instructions in the materials.

How do I set my delivery preferences for proxy materials?

Each year, an Allstate NOW article is published to remind employees that they can opt out of electronic delivery of proxy materials. However, employees can change their election at any time by following the processes set forth in the materials they receive.

Will Allstate leaders or employees know how I vote?

No. Allstate has a confidential voting policy that applies to all votes cast, including employee votes. All votes are confidential and managed by an outside firm to maintain confidentiality. The votes are tabulated by an independent outside vendor, and the results are certified by an independent inspector of elections. However, if a stockholder provides a comment on his or her ballot, and knowing the vote is important to understand the comment, then the comment and the vote may be disclosed to the corporate secretary.

What happens if I don’t vote?

Stockholders who decide not to vote will miss an opportunity to voice their opinion. However, the decision about whether to vote will not affect their status as an Allstate stockholder. The trustee of the Allstate 401(k) Savings Plan, The Northern Trust Corp., will vote any shares not voted by plan participants. If less than 50 percent of shares held by participants are voted, the trustee would use its sole discretion to vote unvoted shares. If more than 50 percent of the shares held by participants are voted, the trustee would vote all other shares in the same proportion and in the same manner as the shares that have been voted.

When will the annual meeting take place? Can I attend?

The annual meeting is scheduled to begin at 11 a.m. on Tuesday, May 20, at West Plaza in home office. All Allstate stockholders are invited to attend. Registration begins at 10 a.m. Stockholders are encouraged to pre-register to attend the annual meeting by following the instructions in the proxy statement. You may also register onsite, but to do so, you will need to bring information with you to be confirmed as a stockholder.

▪                  If you hold your shares beneficially (through a bank or broker), you must bring a statement showing your ownership on March 21, 2014, in order to attend the meeting.

▪                  Participants in the Allstate 401(k) Savings Plan may attend the meeting, but may not vote the shares credited to their accounts at the meeting. All voting instructions for shares in the Allstate 401(k) Savings Plan must be received by May 13 so the trustee can tabulate and vote the shares.

Commencing on April 8, 2014, The Allstate Corporation made the following intranet webpage available to employees.

Understanding the 2014 Proposals

Employee Stockholders’ Guide to Voting on Annual Meeting Proposals

Each year, Allstate stockholders are asked to consider and vote on proposals related to important governance matters. Some of the issues can be challenging to understand. The 2014 proposals are listed below, followed by explanations to help you understand the matters up for vote.

The proxy statement and the descriptions below provide the vote recommendation of the Allstate board of directors. These recommendations are based on the board’s view of what is best for stockholders and the corporation.

Proposal 1 – Election of directors

Who are the directors of The Allstate Corporation?

The Allstate Corporation has 11 nominees for election as directors at the 2014 annual meeting. Ten of the directors are independent from Allstate, which means they are not Allstate employees and have no relationships with the company that would create a conflict of interest that would impair independence. Tom Wilson, chairman, president and CEO, is the only Allstate employee on the board. For more information, see bios of the board members, beginning on page 9 of the 2014 proxy statement.

Why do we vote to elect our board of directors every year?

Electing directors on an annual basis is considered by many to be a “best governance practice,” as annual elections are said to enhance director accountability. Some companies have what is typically referred to as a “staggered” board. This means out of 10 or 12 directors, only three or four are elected each year to serve a multi-year term – usually three years at a time. Allstate’s practice of electing each director every year is considered good governance, as it allows stockholders the opportunity to vote on each director’s continued service in each year.

What is the vote standard required to elect an Allstate director?

Each Allstate director must receive a majority of affirmative or “for” votes cast. Some companies apply a plurality vote standard, which means a director can be elected by less than a majority of votes cast.

Proposal 2 – Say-on-pay – advisory vote on the compensation of the named executive officers

Why do stockholders get to vote on executive compensation?

The Dodd-Frank Act required public companies to provide stockholders with the opportunity to cast an advisory vote on the company’s executive compensation program for named executive officers. The vote is non-binding, but it gives stockholders an opportunity to voice any concerns about a company’s executive compensation program. Allstate’s compensation and succession committee (a committee of the board) takes the stockholder vote into consideration when it conducts its annual review of the compensation program.

How does the board of directors determine executive compensation?

The compensation and succession committee of the board of directors works with an independent compensation consultant to design an executive compensation program that aligns compensation with the company’s strategic and operational business goals. In designing such a program, the committee examines market pay and practices at a group of peer companies and uses the 50th percentile of this peer group as a guideline in setting target direct compensation. To read more about this, see the 2014 proxy statement.

Proposal 3 – Approve incentive plan – vote to approve the Annual Executive Incentive Plan

What is the Annual Executive Incentive Plan approval all about?

We are asking stockholders to approve the material terms of The Allstate Corporation Annual Executive Incentive Plan. The board approved the Plan and recommends approval by stockholders. The incentive plan is an important part of our pay-for-performance compensation program. The plan is administered by an independent committee and is designed to permit the granting of awards that will constitute tax-deductible, “performance-based compensation” under the Internal Revenue Code. To read more about this, see page 66 of the proxy statement.

Proposal 4 – Ratification of auditors – ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2014

Why do we vote to ratify the auditors?

The audit committee of the board of directors annually appoints an independent registered public accounting firm. As has been our longstanding practice, stockholders are asked to ratify the appointment. If the appointment is not ratified by stockholders, the committee may reconsider which accounting firm to appoint. The proxy statement contains details on the fees paid to Deloitte & Touche LLP for 2013 and 2012.

Proposals 5 - 7 – Stockholder proposals

What is a stockholder proposal?

Stockholders who meet certain eligibility requirements set by the Securities and Exchange Commission can submit a proposal to be included in the company’s annual proxy statement and voted on. There are three stockholder proposals in the 2014 proxy statement.

•                  The first proposal, proposal 5, is asking for a policy to require that senior executives of Allstate retain 50% of the net after-tax shares of stock received as equity compensation until reaching normal retirement age. The board of directors recommends that stockholders vote against this proposal because Allstate already has significant executive stock ownership guidelines in place and expanded equity retention guidelines in 2014 for all future equity grants. See pages 71-72 of the proxy statement for more information.

•                  The second proposal, proposal 6, is asking for a report on Allstate’s lobbying expenditures. Allstate publishes an annual report on the corporation’s involvement in the public policy arena, which includes information on Allstate’s lobbying expenditures. Therefore, the board of directors recommends that stockholders vote against this proposal because the company already publishes a report. See pages 73-74 of the proxy statement for more information.

•                  The third proposal, proposal 7, is asking for a semi-annual report disclosing political contributions with corporate funds and the company’s policies and procedures for making such contributions. The board of directors recommends that stockholders vote against this proposal because Allstate already discloses its involvement in an annual public policy report. See pages 75-76 of the proxy statement for more information.

Commencing on April 8, 2014, The Allstate Corporation made the following intranet webpage available to employees.

Want to have a seat at the board room table?  Here’s how.

The 2014 annual meeting of Allstate stockholders will take place on May 20 at 11 a.m. at Home Office’s West Plaza. Several issues related to Allstate’s governance and executive compensation practices will be up for a vote at this meeting. Interestingly, most of these votes will be cast in advance – by proxy.

If you are part of the 80 percent of Allstaters who participate in the Allstate 401(k) Savings Plan and you have Allstate shares credited to your account as of March 21, 2014, you are entitled to vote. You don’t even have to attend the meeting. In fact, the proxy voting process actually requires that plan participants who want to vote do so in advance of the annual meeting, between April 7 and May 13. Employees who hold Allstate shares through any other accounts (i.e., as a registered stockholder or through a bank or broker) can vote those shares through May 19.

Conscientious citizens don’t cast votes without first educating themselves about the process and the issues, and Allstate doesn’t expect its stockholders to act any differently. The proxy process and the issues up for vote can be confusing. That’s why Allstate NOW asked Susie Lees, executive vice president, general counsel and secretary of the corporation, to explain the process.

What is corporate governance, exactly, and why is it important to me?

Lees: Corporate governance refers to the rules, customs and practices that define the way companies manage responsibility among stockholders, the board of directors and management.

How does proxy voting fit into all of this?

Lees: It’s kind of like casting an absentee ballot for a political election. Proxy voting allows stockholders to voice their opinion by voting on important matters presented for consideration at the annual stockholder meeting without having to attend the meeting in person. The proxy voting process ensures that stockholders have the opportunity to play an important role by voting their shares, regardless of their attendance at the meeting.

How do I cast my proxy votes?

Lees: Stockholders will receive either an email from “The Allstate Corporation” the week of April 7 or materials by postal mail in the next few weeks. These materials will include instructions on how to vote online, by phone or by mail. If received through email, the subject line will read, “Vote now on Allstate’s annual meeting proposals.” Employees who hold stock through the Allstate 401(k) Savings Plan must cast their voting instructions for those shares in advance of the meeting – by May 13.

Employees who own shares of Allstate stock that are held by investment brokers/firms will receive proxy materials electronically or through the mail, based on the delivery preferences they have on file with the broker/firm.

So, what issues are up for vote in 2014?

Lees: This year, stockholders are asked to vote on the following proposals, also outlined in the 2014 proxy statement:

1.             Election of directors

2.             Say-on-pay — advisory vote on the executive compensation of the named executive officers

3.             Approval of material terms of the Annual Executive Incentive Plan

4.             Ratification of auditors — ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2014

5.             Stockholder proposal on equity retention by senior executives

6.             Stockholder proposal on reporting lobbying expenditures

7.             Stockholder proposal on reporting political expenditures

This year, Allstate is providing a toolkit with simplified explanations of the key terms included in these vote items to help employees understand each issue presented.

How can I become better informed about my proxy votes and the 2014 proposals?

Lees: Allstate’s online toolkit provides an FAQ, links to the proxy statement and explanations of the process and proposals in clear, simple language designed to help employees feel more comfortable voting their shares.

Does the amount of shares I hold affect the weight of my vote?

Lees: Allstate common stock provides one vote for each share of stock owned.  The size of an employee’s ownership interest in Allstate stock will affect the significance of his or her vote in the overall vote results. Publicly traded companies are market-based entities, and the more shares a stockholder owns and votes, the larger the impact on the final vote outcome.

Will Allstate leaders or fellow employees know how I vote?

Lees: No. All votes are confidential and are tabulated by an outside firm to maintain confidentiality.

Allstate also hires an independent inspector of elections to certify the voting results. Allstate management will see the votes only in the aggregate and will have no way to know how any one stockholder voted.

Why is it important that I have, and exercise, my votes?

Lees: Having an ownership interest in Allstate stock provides employees with a financial stake in the company’s success other than their paychecks. Voting your shares helps influence Allstate’s corporate governance.

What happens if I choose not to vote?

Lees: Just as choosing not to vote in a civic election doesn’t affect one’s status as a citizen, an employee’s decision not to cast a proxy vote will not change his or her status as an Allstate stockholder. The vote is simply an opportunity for stockholders to voice their opinions and help influence corporate governance at Allstate. As with political elections, if you don’t express your views and affirmatively vote your interests, the winning vote outcome becomes your vote by default.

More information about the 2014 annual stockholder meeting and the proxy vote is available in the Employee Stockholders’ Guide to Voting. Click here to access this online toolkit.

Commencing on April 9, 2014, The Allstate Corporation sent the following communication to employees.

Subject: Be an informed voter – Prepare for annual meeting vote

Good corporate governance is good business. A commitment to strong principles and the highest ethical standards is critical to our goal of driving sustained stockholder value for all investors – including employee stockholders. Our annual stockholder meeting and proxy vote give stockholders an important opportunity to voice their opinions on the election of the board of directors and other matters presented for a vote.

You help shape Allstate’s future through the work you do every day. Through the annual meeting process, if you are an employee stockholder, you have another opportunity to take an ownership role and influence the company’s corporate governance – by voting your Allstate shares.

Research shows us that many employees remain unclear about the proxy voting process and proposals, which often discourages them from voting. Some even told us they weren’t aware they could vote the Allstate shares they hold through the Allstate 401(k) Savings Plan. For those of you who are eligible, this is an important opportunity to share your opinion, and we don’t want these obstacles to keep you from voting.

To help you prepare, we are providing an online toolkit, including FAQ and an overview of the proposals and voting process in clear, simple language. As always, you also have access to the Notice of 2014 Annual Meeting, Proxy Statement and the 2013 Annual Report. We want you to feel comfortable with the voting process and issues up for vote.

This year, stockholders are asked to consider and vote on the following matters:

1.             Election of directors

2.             Say-on-pay — advisory vote on the executive compensation of the named executive officers

3.             Approval of material terms of annual executive incentive plan — vote to approve the Annual Executive Incentive Plan

4.             Ratification of auditors — ratification of the appointment of Deloitte & Touche LLP as Allstate’s independent registered public accountant for 2014

5.             Stockholder proposal — stockholder proposal on equity retention by senior executives

6.             Stockholder proposal — stockholder proposal on reporting lobbying expenditures

7.             Stockholder proposal — stockholder proposal on reporting political expenditures

Those of you who own shares of Allstate stock will receive a notice that the proxy materials are available. Most of you have received it by email from The Allstate Corporation on April 8. Some of you will receive it by postal mail if you previously selected this delivery option.

I encourage you to vote. If you hold shares as a registered stockholder, as a beneficial stockholder or as a participant in the 401(k) plan with Allstate shares credited to your account, voting your shares is an important way to take an active role in the overall governance of our company.

Thank you,

Jim DeVries

Executive Vice President &

Chief Administrative Officer

Commencing on April 8, 2014, The Allstate Corporation sent the following communication to employees.

You help shape Allstate’s future through the work you do every day. Through the annual meeting process, if you are an employee stockholder, you have another opportunity to take an ownership role and influence the company’s corporate governance – by voting your Allstate shares.

Voting by proxy begins April 7 and continues until 11:59 p.m. ET on May 19 (or May 13 for shares held through the Allstate 401(k) Savings Plan), in advance of the annual meeting May 20. Voting by proxy allows stockholders to vote on issues that will be considered at the meeting, without actually attending.

Several resources are available to help you feel comfortable with your understanding of the voting process and issues up for vote.

•                  Online toolkit: includes FAQ and an overview of the proposals up for vote

•                  2014 proxy statement and 2013 Annual Report

Those of you who own shares of Allstate stock will receive a notice that the proxy materials are available. Most will begin receiving it by email from The Allstate Corporation on April 8, but some will receive it by postal mail if you previously selected this delivery option.

Commencing on April 14, 2014, The Allstate Corporation sent the following communication to employees.

Ambassador Email Blast Entry

TAKING STOCK

One way to prepare financially for the future is to participate in the Allstate 401(k) Savings Plan. Those of you who do have a unique opportunity to voice your opinion. And, according to Allstate’s reputation research, one of the top expectations across most of our stakeholder groups is that the company will act ethically, fairly and responsibly. That’s why the release of Allstate’s annual report and the company’s annual stockholder meeting are so important. The annual report includes information about governance, highlights community involvement and explains the company’s efforts to create value for customers, employees, agency owners, and shareholders. The 2014 proxy statement and notice of the annual meeting is provided with the annual report and presents an important opportunity for employee stockholders to voice their opinions on matters presented for a vote.

ACTION #1: Review the recently released 2013 annual report.

ACTION #2: To prepare for proxy voting, check out the online toolkit, which includes an overview of the proposals and voting process. Because Allstate’s reputation research shows employees value open and transparent information, let your colleagues know about this opportunity to add their voices to the dialogue, too.